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                                 Exhibit 10.7.2

                     COMMENCEMENT LETTER AND FIRST AMENDMENT
                          TO STANDARD INDUSTRIAL LEASE


THIS COMMENCEMENT LETTER AND FIRST AMENDMENT TO STANDARD INDUSTRIAL LEASE (collectively the "Amendment to Lease") is made and entered into this January 1, 1993 and is hereby made a part of that certain Standard Industrial Lease (the "Printed Lease Form") dated as of September 16, 1992 and made and entered into by and between MITCHELL H. HERSCH, BRIAN L. HERSCH, SHARON MAE HERSCH, KERRY ELLEN HERSCH (BERGER), AND MITCHELL H. HERSCH AS GUARDIAN FOR MELANIE HERSCH (collectively "LESSOR"), and PSYCHEMEDICS CORPORATION, a Delaware Corporation ("Lessee"). All terms used herein shall have the same meanings herein as are ascribed to such terms in the Printed Lease Form. If there is any conflict between the provisions of the Printed Lease Form or the Addendum to Standard Industrial Lease (the "Addendum"), this Amendment to Lease shall control. This Amendment to Lease, Printed Lease Form and Addendum are sometimes hereinafter jointly referred to as the "Lease".

     A. ACTUAL COMMENCEMENT DATE

          Lessor and Lessee agree that the Actual Commencement Date of the Lease is January 1, 1993.

     B. PREMISES

          (i) Lessor and Lessee agree that the actual rentable square feet in the Premises is Eight Thousand Two (8,002) [exclusive of the mezzanine] as determined by Cliff Neiman, A.I.A.. The total of 8,002 square feet is comprised of Seven Thousand Eight Hundred (7,800) square feet as reflected in the Printed Lease Form and an additional Two Hundred Two (202) square feet which Lessee has leased from Lessor in the Premises. The 8,002 square feet now comprise the "Premises" of the Lessee and is shown on Exhibit "1" to this Amendment to Lease.

          (ii) Lessor and Lessee agree that the Lessee's monthly rent amount is Eight Thousand Four Hundred Two Dollars and Ten Cents ($8,402.10) [computed as 8,002 square feet multiplied by $1.05/square foot].

          (iii) Lessor and Lessee agree that the total rentable square feet in the Building (exclusive of the mezzanine) is Thirteen Thousand Eight Hundred Seventy Five (13,875).



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          (iv) Lessor and Lessee agree that Lessee's Share (as defined in the
     Lease) is 57.672%.

          (v) Lessor and Lessee agree that the total number of parking spaces which Lessee is permitted to use is eighteen (18).

          (vi) Lessor and Lessee agree the amount paid by Lessee upon execution of the Printed Lease Form for the first month of the Lease term (Eight Thousand One Hundred Ninety Dollars [$8,190]) and the Security Deposit (Eight Thousand One Hundred Ninety Dollars [$8,190]) shall now be adjusted to equal the actual rent. Therefore, upon execution of this First Amendment to Lease, Lessee shall pay to Lessor an additional Two Hundred Twelve Dollars and Ten Cents ($212.10) to increase the first month's rent to $8,402.10 and an additional Two Hundred Twelve Dollars and Ten Cents ($212.10) to increase the Security Deposit to $8,402.10.

          C. CHANGE IN ADDRESS OF PREMISES

          The address of the Premises is 5832 Uplander Avenue, rather than 5830 Uplander Avenue.

          IN WITNESS WHEREOF, the parties hereto have entered into this Amendment to Lease as of the date first set forth above.

LESSEE;

PSYCHEMEDICS CORPORATION
A Delaware Corporation


By:  /s/ Leroy O. Moyer
     ----------------------------
         Name: Leroy O. Moyer
               ------------------
         Title:   V. P. Finance                      Date:     March 3, 1993
               ------------------                          -----------------


                        SIGNATURES CONTINUED ON NEXT PAGE



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LESSOR:


 /s/  Mitchell H. Hersch                                  Date: March 3, 1993
-----------------------                                   -------------------
MITCHELL H. HERSCH


 /s/  Brian L. Hersch
--------------------
BRIAN L. HERSCH


 /s/  Sharon M. Hersch
-----------------------
SHARON M. HERSCH


 /s/  Kerry Ellen Hersch Berger
-------------------------------
KERRY ELLEN HERSCH (BERGER)


 /s/  Mitchell H. Hersch, Guardian
----------------------------------
MITCHELL H. HERSCH AS GUARDIAN
FOR MELANIE HERSCH







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